UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 18, 2016

Date of Report

(Date of Earliest Event Reported)

ATLAS RESOURCES INTERNATIONAL, INC.

 (Exact name of registrant as specified in its charter)

Florida	000-27137	65-0509263
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

149 South Main Street, Suite 100

Salt Lake City, Utah 84111

(Address of principal executive offices)

(801) 209-4649

Registrant's telephone number

3135 S. W. Mapp Road

P. O. Box 268

Palm City, FL 34991

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas Thoms was our court appointed acting CEO, acting CFO and Director of the Board.  Mr. Thoms resigned and appointed, effective April 18, 2016, Lester Mower as the new President, CEO, and Chairman of the Board of Directors.  Mr. Mower is 58 years old and has been a member manager of Venture Resources, LLC for the past 10 plus years which provides consulting services and corporate restructuring to public companies.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Resources International, Inc., a Florida corporation

Date:  March 29, 2018

/s/ Lester Mower

Lester Mower, President, CEO, and Chairman of the Board

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